Exhibit 99.2

Disclaimers

CONTACT INFORMATION 04 05 06 07-13 14-23 24-25

Greg Stapley - Chairman & Chief Executive Officer Dave Sedgwick – President & Chief Operating Officer Bill Wagner - Chief Financial Officer Mark Lamb - Chief Investment Officer Greg Stapley - Chairman Diana Laing Jon Kline Allen Barbieri Spencer Plumb Baird – Amanda Sweitzer | (414) 298-1706 Barclays - Steve Valiquette | (212) 526-5496 Berenberg - Connor Siversky | (646) 949-9037 BMO Capital Markets - John Kim | (212) 885-4115 CapitalOne Securities - Dan Bernstein | (571) 835-7202 KeyBanc Capital Markets - Jordan Sadler | (917) 318-2280 Raymond James - Jonathan Hughes | (727) 567-2438 RBC Capital Markets - Michael Carroll | (440) 715-2649 Stifel - Steve Manaker | (212) 271-3716

Snapshot

≠

t

t

Exhibit 99.2


900

Financial Supplement

Third Quarter 2021

CARETRUST

Disclaimers

This supplement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical statements of fact and statements regarding our intent, belief or expectations, including, but not limited to, statements regarding future financial and financing plans, business and acquisition strategies, growth prospects, operating and financial performance, expectations regarding the making of distributions, payment of dividends, and the performance of our operators and their respective facilities.

Words such as "anticipate," "believe," "could," "expect," "estimate," "intend," "may," "plan," "seek," "should," "will," "would," and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements, though not all forward-looking statements contain these identifying words. Our forward-looking statements are based on our current expectations and beliefs, and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying these forward-looking statements are reasonable, they are not guarantees and we can give no assurance that our expectations will be attained. Factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from expectations include, but are not limited to: (i) the COVID-19 pandemic, including the risk of additional surges of COVID-19 infections due to the rate of public acceptance and efficacy of COVID-19 vaccines or to new and more contagious and/or vaccine resistant variants, and the measures taken to prevent the spread of COVID-19 and the related impact on our business or the businesses of our tenants; (ii) the ability and willingness of our tenants to meet and/or perform their obligations under the triple-net leases we have entered into with them, including, without limitation, their respective obligations to indemnify, defend and hold us harmless from and against various claims, litigation and liabilities; (iii) the ability of our tenants to comply with applicable laws, rules and regulations in the operation of the properties we lease to them; (iv) the ability and willingness of our tenants to renew their leases with us upon their expiration, and the ability to reposition our properties on the same or better terms in the event of nonrenewal or in the event we replace an existing tenant, as well as any obligations, including indemnification obligations, we may incur in connection with the replacement of an existing tenant; (v) the availability of and the ability to identify (a) tenants who meet our credit and operating standards, and (b) suitable acquisition opportunities, and the ability to acquire and lease the respective properties to such tenants on favorable terms; (vi) the ability to generate sufficient cash flows to service our outstanding indebtedness; (vii) access to debt and equity capital markets; (viii) fluctuating interest rates; (ix) the ability to retain our key management personnel; (x) the ability to maintain our status as a real estate investment trust ("REIT"); (xi) changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs; (xii) other risks inherent in the real estate business, including potential liability relating to environmental matters and illiquidity of real estate investments; and (xiii) any additional factors included in our Annual Report on Form 10-K for the year ended December 31, 2020, including in the section entitled "Risk Factors" in Item 1A of Part I of such report, as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the Securities and Exchange Commission (the "SEC").

This supplement contains certain non-GAAP financial information relating to CareTrust REIT including EBITDA, Normalized EBITDA, FFO, Normalized FFO, FAD, Normalized FAD, and certain related ratios. Explanatory footnotes and a glossary explaining this non-GAAP information are included in this supplement. Reconciliations of these non-GAAP measures are also included in this supplement or on our website. See "Financials and Filings – Quarterly Results" on the Investors section of our website at investor.caretrustreit.com. Non-GAAP financial information does not represent financial performance under GAAP and should not be considered in isolation, as a measure of liquidity, as an alternative to net income, or as an indicator of any other performance measure determined in accordance with GAAP. You should not rely on non-GAAP financial information as a substitute for GAAP financial information, and should recognize that non-GAAP information presented herein may not compare to similarly-termed non-GAAP information of other companies (i.e., because they do not use the same definitions for determining any such non-GAAP information).

This supplement also includes certain information regarding operators of our properties (such as EBITDARM Coverage, EBITDAR Coverage, and Occupancy), most of which are not subject to audit or SEC reporting requirements. The operator information provided in this supplement has been provided by the operators. We have not independently verified this information, but have no reason to believe that such information is inaccurate in any material respect. We are providing this information for informational purposes only. The Ensign Group, Inc. ("Ensign") and The Pennant Group, Inc. ("Pennant") are subject to the registration and reporting requirements of the SEC and are required to file with the SEC annual reports containing audited financial information and quarterly reports containing unaudited financial information. Ensign's and Pennant's financial statements, as filed with the SEC, can be found at the SEC's website at www.sec.gov.

This supplement provides information about our financial results as of and for the quarter ended September 30, 2021 and is provided as of the date hereof, unless specifically stated otherwise. We expressly disclaim any obligation to update or revise any information in this supplement (including forward-looking statements), whether to reflect any change in our expectations, any change in events, conditions or circumstances, or otherwise.

As used in this supplement, unless the context requires otherwise, references to "CTRE," "CareTrust," "CareTrust REIT" or the "Company" refer to CareTrust REIT, Inc. and its consolidated subsidiaries. GAAP refers to generally accepted accounting principles in the United States of America.

Table of Contents



Camarillo Senior Living (Camarillo, CA)

CONTACT INFORMATION

CareTrust REIT, Inc.
905 Calle Amanecer, Suite 300
San Clemente, CA 92673
(949) 542-3130
ir@caretrustreit.com
www.CareTrustReit.com

Transfer Agent
Broadridge Corporate Issuer Solutions
P.O. Box 1342
Brentwood, NY 11717
(800) 733-1121
shareholder@broadridge.com

Company Profile

CareTrust REIT is a self-administered, publicly-traded real estate investment trust engaged in the ownership, acquisition, development and leasing of seniors housing and healthcare-related properties. CareTrust REIT generates revenues primarily by leasing properties to a diverse group of local, regional and national seniors housing operators, healthcare services providers, and other healthcare-related businesses.

Since its debut as a standalone public company on June 1, 2014, and as of November 4, 2021, CareTrust REIT has expanded its tenant roster to 22 operators, and has grown its real estate portfolio to 224 net-leased healthcare properties across 27 states, consisting of 23,421 operating beds/units, excluding one property held for sale. As of November 4, 2021, CareTrust REIT also had one mezzanine loan receivable.

MANAGEMENT

Greg Stapley - Chairman & Chief Executive Officer
Dave Sedgwick – President & Chief Operating Officer
Bill Wagner - Chief Financial Officer
Mark Lamb - Chief Investment Officer

BOARD OF DIRECTORS

Greg Stapley - Chairman
Diana Laing
Jon Kline
Allen Barbieri
Spencer Plumb

ANALYST COVERAGE*

Baird – Amanda Sweitzer | (414) 298-1706
Barclays - Steve Valiquette | (212) 526-5496
Berenberg - Connor Siversky | (646) 949-9037
BMO Capital Markets - John Kim | (212) 885-4115
CapitalOne Securities - Dan Bernstein | (571) 835-7202
KeyBanc Capital Markets - Jordan Sadler | (917) 318-2280
Raymond James - Jonathan Hughes | (727) 567-2438
RBC Capital Markets - Michael Carroll | (440) 715-2649
Stifel - Steve Manaker | (212) 271-3716

* This information is provided as of November 4, 2021. This list may be incomplete and is subject to change as firms initiate or discontinue coverage of CareTrust. Please note that any opinions, estimates, or forecasts regarding our historical or predicted performance made by these analysts are theirs alone and do not represent opinions, estimates, or forecasts of CareTrust or our management. CareTrust does not by our reference or distribution of the information above imply our endorsement of or concurrence with any opinions, estimates, or forecasts of these analysts. Interested persons may obtain copies of analysts' reports on their own as we do not distribute these reports. Several of these firms may, from time to time, own our stock and/or hold other long or short positions in our stock and may provide compensated services to us.

Snapshot

CARETRUST REIT, INC.

NASDAQ: CTRE

Market Data *(as of September 30, 2021)*

- Closing Price: $20.32
- 52 Week Range: $24.89 – $16.61
- Market Cap: $1,972M
- Enterprise Value: $2,634M
- Outstanding Shares: 97.033M

Credit Ratings

S&P

- Corporate Rating: BB (stable)
- Senior Unsecured Notes: BB+

Moody's

- Corporate Rating: Ba2 (stable)
- Senior Unsecured Notes: Ba2

Fitch

- Corporate Rating: BB+ (stable)
- Senior Unsecured Notes: BB+



$1,969.7M
INVESTMENTS

224
PROPERTIES

23,421
OPERATING BEDS/UNITS

22
OPERATORS

27
STATES

Note:
Portfolio amounts are as of September 30, 2021 and exclude our one mezzanine loan receivable. Additionally, excludes one property held for sale as of September 30, 2021.

Investments

Date	Operator	Property Type	Location	Facilities	Initial Investment[1]	Initial Operating Beds/Units[2]	Initial Rent[3]	Initial Yield[4]
6/1/2014	The Ensign Group	ALF, SNF, Campus	Various	94	$ 501,673	10,053	$ 56,000	N/A
2014 Investments				6	33,609	157	3,076	9.2 %
2015 Investments				20	233,028	1,840	22,263	9.6 %
2016 Investments				35	288,023	2,800	26,084	9.1 %
2017 Investments				36	309,805	3,324	28,000	9.0 %
2018 Investments				12	111,950	1,103	9,955	8.9 %
2019 Investments				27	340,884	3,348	30,168	8.8 %
2020 Investments				17	105,267	961	9,398	8.9 %
3/1/2021	Aspen Skilled Healthcare, Bayshire Senior Communities	Campus	CA	4	126,058	640	8,604[5]	6.8 %
3/8/2021	Covenant Care	SNF	CA	1	15,800	145	1,492	9.4 %
4/30/2021	Bayshire Senior Communities	SNF	CA	1	9,807	123	803[6]	8.2 %
8/1/2021	The Ensign Group	SNF	TX	2	32,516	241	2,204	8.0 %[7]
2021 Investments				8	184,181	1,149	13,103	7.3 %
Total Post Spin-off Investments[8]				161	1,606,747	14,682	142,047	8.9 %
Total Investments[8]				255	$ 2,108,420	24,735	$ 198,047	

Notes:

[1] Initial Investment for pre-spin properties represents Ensign's and Pennant's gross book value. Initial Investment for post-spin properties represents CareTrust REIT's purchase price and transaction costs and includes commitments for capital expenditures that are not rent producing.

[2] Initial Operating Beds/Units as of the acquisition date.

[3] Initial Rent represents the annualized acquisition-date cash rent, deferred interest income on any preferred equity investments and interest income on any mortgage loans receivable and mezzanine loans. Initial Rent excludes ground lease income.

[4] Initial Yield represents Initial Rent divided by Initial Investment.

[5] Initial Rent represents the first twelve months of rent upon commencement of the Company's long-term net leases, which occurred upon the tenants' receipt of licensing approval.

[6] Initial Rent includes fixed escalators in the first twelve months.

[7] Reflects the upfront $5.0 million rent reduction payment made at closing, resulting in a first-year cash-on-cash yield to CareTrust of approximately 8.0%.

[8] All amounts, except as otherwise indicated, include any preferred equity investments, mortgage loans receivable and mezzanine loans receivable.

Top 10 Tenants Lease Coverage

	Twelve Months Ended March 31, 2020 Pre COVID-19		Twelve Months Ended June 30, 2021 Excludes Use of HHS Funds[3]		Twelve Months Ended June 30, 2021 Includes Amortized HHS Funds[4]	
	EBITDAR Coverage[1]	EBITDARM Coverage[1]	EBITDAR Coverage[1]	EBITDARM Coverage[1]	EBITDAR Coverage[1]	EBITDARM Coverage[1]
1 The Ensign Group[2]	3.02x	3.79x	3.63x	4.44x	3.63x	4.44x
2 Priority Management Group	1.50x	1.81x	1.46x	1.78x	1.82x	2.15x
3 Cascadia Healthcare	1.59x	2.07x	1.39x	1.85x	1.90x	2.39x
4 Providence Group	1.03x	1.45x	1.00x	1.49x	1.45x	1.95x
5 Noble Senior Services[2][5]	1.03x	1.36x	0.24x	0.48x	0.24x	0.48x
6 Covenant Care	1.37x	1.94x	0.27x	0.79x	0.81x	1.34x
7 Eduro Healthcare, LLC	1.17x	1.65x	1.73x	2.22x	2.22x	2.74x
8 The Pennant Group[2]	1.33x	1.55x	1.02x	1.23x	1.02x	1.23x
9 Bayshire Senior Communities[6]	1.32x	1.60x	0.84x	1.11x	0.95x	1.24x
10 Aspen Senior Living[7]	N/A	N/A	1.16x	1.43x	1.16x	1.43x
Total Top 10 Tenants	2.10x	2.66x	2.20x	2.76x	2.41x	2.98x
All Other Tenants	1.15x	1.55x	1.08x	1.48x	1.59x	2.02x
Total	1.92x	2.45x	1.99x	2.52x	2.26x	2.80x

Notes:

[1] EBITDAR Coverage and EBITDARM Coverage are based on financial information provided by our tenants. We have not independently verified this information, but have no reason to believe that such information is inaccurate in any material respect. Coverage metrics are based on contractual cash rents in place during the period presented unless a lease has been entered into or amended since the end of the period, in which case the current contractual rent is used.

[2] Ensign and Pennant have announced that they have returned all or a portion of the provider relief funds issued to them by the U.S. Department of Health and Human Services ("HHS") pursuant to the CARES Act in connection with the COVID-19 pandemic ("HHS Relief Funds"). Noble, a seniors housing operator, received no HHS Relief Funds to date.

[3] Coverage metrics in this section exclude all HHS Relief Funds received and retained to date, if any.

[4] Coverage metrics in this section include all known HHS Relief Funds received and retained as reported to us through November 4, 2021, if any, and amortizes the retained HHS Relief Funds ratably over the period of availability based on when the HHS Relief Funds were received in accordance with HHS' current guidelines for using the HHS Relief Funds for allowable purposes. The calculations further assume that (i) none of the HHS Relief Funds retained to date will be returned to HHS, and (ii) no additional HHS Relief Funds will be distributed to providers in the future.

[5] Excludes one property that is classified as held for sale as of September 30, 2021, and one property undergoing significant renovations that resulted in a material reduction in occupancy and is pre-stabilized.

[6] No coverage metrics were received for the period prior to lease commencement for facilities acquired in March and April 2021.

[7] Not applicable as coverage metrics were not received for the period prior to lease commencement for facilities acquired in March 2021.

See "Glossary" for additional information.

Portfolio Performance

(dollars in thousands)

As of September 30, 2021							
Asset Type	Facilities	Operating Beds/Units	Investment[1]	% of Total Investment	Rent[2]	% of Total Rent	Current Yield[3]
Skilled Nursing	160	16,614	$ 1,351,596	68.6 %	$ 134,139	70.6 %	9.9 %
Multi-Service Campus	24	3,608	376,933	19.1 %	30,917	16.3 %	8.2 %
Seniors Housing	40	3,199	241,147	12.3 %	24,925	13.1 %	10.3 %
Total Net-Leased Assets[4]	224	23,421	$ 1,969,676	100.0 %	$ 189,981	100.0 %	9.6 %

(dollars in thousands)

As of June 30, 2021							
Asset Type	Facilities	Operating Beds/Units	Investment[1]	% of Total Investment	Rent[5]	% of Total Rent	Current Yield[3]
Skilled Nursing	158	16,373	$ 1,318,722	67.9 %	$ 131,524	70.3 %	10.0 %
Multi-Service Campus	24	3,611	376,033	19.4 %	30,082	16.1 %	8.0 %
Seniors Housing	41	3,317	246,865	12.7 %	25,392	13.6 %	10.3 %
Total Net-Leased Assets[6]	223	23,301	$ 1,941,620	100.0 %	$ 186,998	100.0 %	9.6 %

(dollars in thousands)

As of September 30, 2020							
Asset Type	Facilities	Operating Beds/Units	Investment[1]	% of Total Investment	Rent[7]	% of Total Rent	Current Yield[3]
Skilled Nursing	154	15,733	$ 1,259,279	72.2 %	$ 123,897	73.0 %	9.8 %
Multi-Service Campus	19	2,741	241,363	13.8 %	20,482	12.1 %	8.5 %
Seniors Housing	41	3,305	243,757	14.0 %	25,352	14.9 %	10.4 %
Total Net-Leased Assets[8]	214	21,779	$ 1,744,399	100.0 %	$ 169,731	100.0 %	9.7 %

Notes:

[1] Investment for pre-spin properties represents Ensign's and Pennant's gross book value. Investment for post-spin properties represents CareTrust REIT's cumulative capital investment. Capital investment includes purchase price, transaction costs and landlord-funded capital expenditures, if any.

[2] Rent represents September 2021 rent, annualized, and excludes ground lease income. Additionally, if a lease was entered into, amended or restructured subsequent to September 30, 2021, the initial or amended contractual cash rent is used.

[3] Current Yield represents Rent divided by Investment.

[4] All amounts exclude our one mezzanine loan receivable. Additionally, amounts exclude one property classified as held for sale as of September 30, 2021.

[5] Rent represents June 2021 rent annualized or, in the case of recent acquisitions with a fixed escalator in the first year, the year one contractual cash rent, and excludes ground lease income.

[6] All amounts exclude our one mezzanine loan receivable.

[7] Rent represents September 2020 rent, annualized, and excludes ground lease income. Additionally, if a lease was entered into, amended or restructured subsequent to September 30, 2020, the initial or amended contractual cash rent is used.

[8] All amounts exclude our one operated seniors housing property that was sold in November 2020.

See "Glossary" for additional information.

Rent Diversification by Tenant

(dollars in thousands)

	As of September 30, 2021[1]					
	Facilities	Operating Beds/Units	Investment[2]	% of Total Investment	Rent[3]	% of Total Rent
1 The Ensign Group	95	10,148	$ 551,960	28.0 %	$ 63,451	33.4 %
2 Priority Management Group	15	2,144	300,657	15.3 %	27,979	14.7 %
3 Cascadia Healthcare	13	1,136	122,765	6.2 %	11,956	6.3 %
4 Providence Group	8	1,044	129,041	6.6 %	10,276	5.4 %
5 Noble Senior Services	13	1,074	104,467	5.3 %	8,374	4.4 %
Total Top 5 Tenants	144	15,546	$ 1,208,890	61.4 %	$ 122,036	64.2 %
6 Covenant Care	7	935	85,628	4.3 %	8,306	4.4 %
7 Eduro Healthcare, LLC	8	835	87,402	4.4 %	8,252	4.3 %
8 The Pennant Group	11	1,193	57,165	2.9 %	8,033	4.2 %
9 Bayshire Senior Communities	5	596	79,115	4.0 %	6,334	3.3 %
10 Aspen Skilled Healthcare	2	319	76,757	3.9 %	5,502	2.9 %
Total Top 10 Tenants	177	19,424	$ 1,594,957	81.0 %	$ 158,463	83.4 %
All Other Tenants	47	3,997	$ 374,719	19.0 %	$ 31,518	16.6 %
Total	224	23,421	$ 1,969,676	100.0 %	$ 189,981	100.0 %

Notes:

[1] All amounts exclude our one mezzanine loan receivable. Additionally, amounts exclude one property classified as held for sale as of September 30, 2021.

[2] Investment for pre-spin properties represents Ensign's and Pennant's gross book value. Investment for post-spin properties represents CareTrust REIT's cumulative capital investment. Capital investment includes purchase price, transaction costs and landlord-funded capital expenditures, if any.

[3] Rent represents September 2021 rent, annualized, and excludes ground lease income. Additionally, if a lease was entered into, amended or restructured subsequent to September 30, 2021, the initial or amended contractual cash rent is used.

Geographic Diversification (% of run-rate rent)


3%
≠
7%
1%
≠
≠
≠
1%
2%
25%
1%
4%
3%
1%
3%
3%
≠
4%
≠
2%
1%
7%
1%
21%
9%
≠
1%

≠ Less than 1%.

Note: Numbers are as of September 30, 2021 and exclude our one mezzanine loan receivable. Additionally, amounts exclude one property classified as held for sale as of September 30, 2021.

Rent Diversification by State

(dollars in thousands)

Net-Leased Assets by State	Facilities	Operating Beds/Units		Investment[2]	% of Total Investment		Rent[3]	% of Total Rent
	As of September 30, 2021[1]							
1 California	40	4,856	$	479,786	24.4 %	$	48,352	25.5 %
2 Texas	43	5,472		395,752	20.1 %		39,385	20.7 %
3 Louisiana	8	1,164		179,141	9.1 %		16,287	8.6 %
4 Idaho	17	1,474		138,089	7.0 %		14,055	7.4 %
5 Arizona	11	1,352		60,753	3.0 %		12,782	6.7 %
Top 5 States	119	14,318	$	1,253,521	63.6 %	$	130,861	68.9 %
6 Ohio	13	1,325		157,345	8.0 %		8,199	4.3 %
7 Utah	13	1,374		85,071	4.3 %		7,478	3.9 %
8 Colorado	7	779		60,435	3.1 %		5,665	3.0 %
9 Iowa	15	970		53,488	2.7 %		5,005	2.6 %
10 Illinois	8	768		46,364	2.4 %		4,898	2.6 %
Top 10 States	175	19,534	$	1,656,224	84.1 %	$	162,106	85.3 %
All Other States	49	3,887	$	313,452	15.9 %	$	27,875	14.7 %
Total	224	23,421	$	1,969,676	100.0 %	$	189,981	100.0 %

Notes:

[1] All amounts exclude our one mezzanine loan receivable. Additionally, amounts exclude one property classified as held for sale as of September 30, 2021.

[2] Investment for pre-spin properties represents Ensign's and Pennant's gross book value. Investment for post-spin properties represents CareTrust REIT's cumulative capital investment. Capital investment includes purchase price, transaction costs and landlord-funded capital expenditures, if any.

[3] Rent represents September 2021 rent, annualized, and excludes ground lease income. Additionally, if a lease was entered into, amended or restructured subsequent to September 30, 2021, the initial or amended contractual cash rent is used.

Lease Maturities

(dollars in thousands)

Lease Maturity Year[2]	Investment[3]	% of Total Investment	Rent[4]	% of Total Rent
		As of September 30, 2021[1]		
2024	$ 15,800	0.8 %	$ 1,492	0.8 %
2027	41,896	2.1 %	4,793	2.5 %
2028	4,909	0.2 %	445	0.2 %
2029	114,116	5.8 %	8,797	4.6 %
2030	207,182	10.5 %	19,311	10.2 %
2031	533,400	27.1 %	51,772	27.3 %
2032	181,471	9.2 %	17,174	9.0 %
2033	214,066	10.9 %	23,683	12.5 %
2034	414,549	21.0 %	39,179	20.6 %
2036	146,487	7.5 %	13,524	7.1 %
2038	95,800	4.9 %	9,811	5.2 %
Total	$ 1,969,676	100.0 %	$ 189,981	100.0 %



% of Total Rent
-
-
0.8%
-
-
2.5%
0.2%
4.6%
10.2%
27.3%
9.0%
12.5%
20.6%
-
7.1%
-
5.2%
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
Lease Maturity Year

Notes:
[1] All amounts exclude our one mezzanine loan receivable. Additionally, amounts exclude one property classified as held for sale as of September 30, 2021.
[2] Lease Maturity Year represents the scheduled expiration year of the primary term of the lease and does not include tenant extension options or purchase options, if any.
[3] Investment for pre-spin properties represents Ensign's and Pennant's gross book value. Investment for post-spin properties represents CareTrust REIT's cumulative capital investment. Capital investment includes purchase price, transaction costs and landlord-funded capital expenditures, if any.
[4] Rent represents September 2021 rent, annualized, and excludes ground lease income. Additionally, if a lease was entered into, amended or restructured subsequent to September 30, 2021, the initial or amended contractual cash rent is used.

Tenant Purchase Options

(dollars in thousands)

			As of September 30, 2021			
Asset Type	Properties	Lease Expiration	Next Option Open Date	Option Type[1]	Current Cash Rent	% of Total Rent[2]
ALF	7 [4]	October 2034	1/1/2022	A	$ 3,282	1.72 %
SNF	11	November 2030	1/1/2022	C	4,944	2.60 %
SNF	1	March 2029	4/1/2022	B / C [3]	779	0.41 %
SNF / Campus	2	October 2032	1/1/2023	B	998	0.52 %
SNF	4	November 2034	12/1/2024	B	3,789	1.99 %
ALF	2	October 2034	1/1/2026	A	1,565	0.82 %
						8.06 %

Notes:
[1] Option type includes:
A - Fixed base price plus a specified share on any appreciation.
B - Fixed base price.
C- Fixed capitalization rate on lease revenue.
[2] Rent represents September 2021 rent, annualized, and excludes ground lease income. Additionally, if a lease was entered into, amended or restructured subsequent to September 30, 2021, the initial or amended contractual cash rent is used.
[3] Purchase option reflects two option types.
[4] Includes one property classified as held for sale as of September 30, 2021.

Financial Overview


2410
FIRE LANE
The Rio at Cabezon (Rio Rancho, NM)

Consolidated Income Statements

(amounts in thousands, except per share data)	For the Three Months Ended September 30, 2021	For the Three Months Ended September 30, 2020	For the Nine Months Ended September 30, 2021	For the Nine Months Ended September 30, 2020
Revenues:				
Rental income	$ 48,087	$ 45,036	$ 141,077	$ 130,007
Independent living facilities	-	634	-	1,874
Interest and other income	518	17	1,537	2,314
Total revenues	48,605	45,687	142,614	134,195
Expenses:				
Depreciation and amortization	13,968	13,086	41,284	39,485
Interest expense	5,692	5,519	17,988	18,082
Property taxes	1,004	857	2,466	2,179
Independent living facilities	-	568	-	1,660
General and administrative	5,196	4,105	16,136	12,921
Total expenses	25,860	24,135	77,874	74,327
Other loss:				
Loss on extinguishment of debt	(10,827)	-	(10,827)	-
Loss on sale of real estate	-	-	(192)	(56)
Total other losses	(10,827)	-	(11,019)	(56)
Net income	$ 11,918	$ 21,552	$ 53,721	$ 59,812
Earnings per common share:				
Basic	$ 0.12	$ 0.23	$ 0.56	$ 0.63
Diluted	$ 0.12	$ 0.23	$ 0.56	$ 0.63
Weighted-average number of common shares:				
Basic	96,297	95,214	95,922	95,195
Diluted	96,297	95,214	95,937	95,195
Dividends declared per common share	$ 0.265	$ 0.25	$ 0.795	$ 0.75

Reconciliation of EBITDA, FFO and FAD

(amounts in thousands)	Quarter Ended September 30, 2020	Quarter Ended December 31, 2020	Quarter Ended March 31, 2021	Quarter Ended June 30, 2021	Quarter Ended September 30, 2021
Net income	$ 21,552	$ 21,055	$ 20,486	$ 21,317	$ 11,918
Depreciation and amortization	13,086	13,275	13,473	13,843	13,968
Interest expense	5,519	5,579	5,762	6,534	5,692
Amortization of stock-based compensation	972	971	1,585	1,810	1,802
EBITDA	41,129	40,880	41,306	43,504	33,380
Recovery of previously reversed rent	(1,047)	-	-	-	-
Lease termination revenue	(1,106)	(73)	(63)	-	-
Loss on extinguishment of debt	-	-	-	-	10,827
(Gain) loss on sale of real estate	-	(19)	192	-	-
Normalized EBITDA	$ 38,976	$ 40,788	$ 41,435	$ 43,504	$ 44,207
Net income	$ 21,552	$ 21,055	$ 20,486	$ 21,317	$ 11,918
Real estate related depreciation and amortization	13,078	13,268	13,466	13,837	13,964
(Gain) loss on sale of real estate	-	(19)	192	-	-
Funds from Operations (FFO)	34,630	34,304	34,144	35,154	25,882
Effect of the senior unsecured notes payable redemption	-	-	-	642	-
Recovery of previously reversed rent	(1,047)	-	-	-	-
Lease termination revenue	(1,106)	(73)	(63)	-	-
Loss on extinguishment of debt	-	-	-	-	10,827
Normalized FFO	$ 32,477	$ 34,231	$ 34,081	$ 35,796	$ 36,709

See "Glossary" for additional information.

Reconciliation of EBITDA, FFO and FAD (continued)

(amounts in thousands, except per share data)	Quarter Ended September 30, 2020	Quarter Ended December 31, 2020	Quarter Ended March 31, 2021	Quarter Ended June 30, 2021	Quarter Ended September 30, 2021
Net income	$ 21,552	$ 21,055	$ 20,486	$ 21,317	$ 11,918
Real estate related depreciation and amortization	13,078	13,268	13,466	13,837	13,964
Amortization of deferred financing fees	487	488	487	495	519
Amortization of stock-based compensation	972	971	1,585	1,810	1,802
Straight-line rental income	(17)	(12)	(12)	(8)	(6)
(Gain) loss on sale of real estate	-	(19)	192	-	-
Funds Available for Distribution (FAD)	36,072	35,751	36,204	37,451	28,197
Effect of the senior unsecured notes payable redemption	-	-	-	642	-
Recovery of previously reversed rent	(1,047)	-	-	-	-
Lease termination revenue	(1,106)	(73)	(63)	-	-
Loss on extinguishment of debt	-	-	-	-	10,827
Normalized FAD	$ 33,919	$ 35,678	$ 36,141	$ 38,093	$ 39,024
FFO per share	$ 0.36	$ 0.36	$ 0.36	$ 0.36	$ 0.27
Normalized FFO per share	$ 0.34	$ 0.36	$ 0.36	$ 0.37	$ 0.38
FAD per share	$ 0.38	$ 0.37	$ 0.38	$ 0.39	$ 0.29
Normalized FAD per share	$ 0.36	$ 0.37	$ 0.38	$ 0.40	$ 0.40
Diluted weighted average shares outstanding [1]	95,353	95,429	95,621	96,366	96,592

[1] For the periods presented, the diluted weighted average shares have been calculated using the treasury stock method.
See "Glossary" for additional information.

Consolidated Balance Sheets

(dollars in thousands)	September 30, 2021	December 31, 2020
Assets:		
Real estate investments, net	$ 1,590,418	$ 1,448,099
Other real estate investments	15,150	15,000
Assets held for sale, net	4,891	7,226
Cash and cash equivalents	17,716	18,919
Accounts and other receivables	3,474	1,823
Prepaid expenses and other assets, net	10,710	10,450
Deferred financing costs, net	1,307	2,042
Total assets	$ 1,643,666	$ 1,503,559
Liabilities and Equity:		
Senior unsecured notes payable, net	$ 394,063	$ 296,669
Senior unsecured term loan, net	199,084	198,925
Unsecured revolving credit facility	80,000	50,000
Accounts payable, accrued liabilities and deferred rent liabilities	26,740	19,572
Dividends payable	26,164	24,251
Total liabilities	726,051	589,417
Equity:		
Common stock	963	952
Additional paid-in capital	1,191,204	1,164,402
Cumulative distributions in excess of earnings	(274,552)	(251,212)
Total equity	917,615	914,142
Total liabilities and equity	$ 1,643,666	$ 1,503,559

Key Debt Metrics



Net Debt to Annualized Normalized Run Rate EBITDA [1]
3.2
3.2
3.3
3.3
3.4
3.2
3.1
3.2
3.7
3.7
3.7
3/31/2019
6/30/2019
9/30/2019
12/31/2019
3/31/2020
6/30/2020
9/30/2020
12/31/2020
3/31/2021
6/30/2021
9/30/2021



Net Debt to Enterprise Value [2]
18.1%
19.1%
19.9%
21.2%
28.0%
23.1%
22.0%
20.0%
22.1%
22.1%
25.1%
3/31/2019
6/30/2019
9/30/2019
12/31/2019
3/31/2020
6/30/2020
9/30/2020
12/31/2020
3/31/2021
6/30/2021
9/30/2021

Notes:
[1] Net Debt to Annualized Normalized Run Rate EBITDA compares net debt as of the last day of the quarter to Annualized Normalized Run Rate EBITDA for the quarter which assumes investments closed during the quarter occurred on the first day of the quarter. See "Financials & Filings – Quarterly Results" on the Investors section of our website at http://investor.caretrustreit.com for reconciliations of Normalized EBITDA and Normalized Run Rate EBITDA to the most directly comparable GAAP measure for the periods presented.
[2] Net Debt to Enterprise Value compares net debt as of the last day of the quarter to CareTrust REIT's Enterprise Value as of the last day of the quarter.
See "Glossary" for additional information.

Debt Summary

(dollars in thousands)

				September 30, 2021					
Debt	Interest Rate		Maturity Date		Principal	% of Principal	Deferred Loan Costs		Net Carrying Value
Fixed Rate Debt									
Senior unsecured notes payable	3.875 %		2028		$ 400,000	58.8 %	$ (5,937)		$ 394,063
Floating Rate Debt									
Senior unsecured term loan	1.584 %	[1]	2026		200,000	29.4 %	(916)		199,084
Unsecured revolving credit facility	1.184 %	[2]	2024	[3]	80,000	11.8 %	-	[4]	80,000
	1.470 %				280,000	41.2 %	(916)		279,084
Total Debt	2.885 %				$ 680,000	100.0 %	$ (6,853)		$ 673,147

Debt Maturity Schedule



Principal
$80,000
$200,000
$400,000
-
-
-
-
-
2021
2022
2023
2024
2025
2026
2027
2028
Debt Maturity Year

Notes:
[1] Funds can be borrowed at applicable LIBOR plus 1.50% to 2.20% or at the Base Rate (as defined) plus 0.50% to 1.20%.
[2] Funds can be borrowed at applicable LIBOR plus 1.10% to 1.55% or at the Base Rate (as defined) plus 0.10% to 0.55%.
[3] Maturity date assumes exercise of two, 6-month extension options.
[4] Deferred financing fees are not shown net for the unsecured revolving credit facility and are included in assets on the balance sheet.

2021 Guidance Updated

(shares in thousands)

	Full Year 2021 Guidance[1] Low	High
Net income	$ 0.80	$ 0.81
Real estate related depreciation and amortization	0.57	0.57
(Gain) loss on sale of real estate	-	-
Funds from Operations (FFO)	1.37	1.38
Lease termination revenue	-	-
Effect of the senior unsecured notes payable redemption	0.01	0.01
Loss on extinguishment of debt	0.11	0.11
Normalized FFO	$ 1.49	$ 1.50
Net income	$ 0.80	$ 0.81
Real estate related depreciation and amortization	0.57	0.57
Amortization of deferred financing fees	0.02	0.02
Amortization of stock-based compensation	0.07	0.07
Straight-line rental income	-	-
(Gain) loss on sale of real estate	-	-
Funds Available for Distribution (FAD)	1.46	1.47
Lease termination revenue	-	-
Effect of the senior unsecured notes payable redemption	0.01	0.01
Loss on extinguishment of debt	0.11	0.11
Normalized FAD	$ 1.58	$ 1.59
Weighted average shares outstanding:		
Diluted	96,466	96,466

Notes:

[1] This guidance assumes and includes (i) all investments, dispositions and loan repayments made to date, (ii) no new acquisitions, dispositions, new loans or loan repayments beyond those completed or announced to date, (iii) no new debt incurrences or new equity issuances, (iv) estimated 2.00% CPI-based rent escalators under CareTrust's long-term net leases, and (v) assumes all contractual cash rents are paid by the end of the year. It does not contemplate future negative impacts, if any, that are related to the COVID-19 pandemic, which are highly uncertain and cannot be predicted at this time.

See "Glossary" for additional information.

Equity Capital Transactions

Follow-On Equity Offering Activity

	2015	2016 Q1	2016 Q2	2016 Q3	2016 Q4	2016 Total	2019
Number of Shares (000s)	16,330	-	9,775	-	6,325	16,100	6,641
Public Offering Price per Share	$ 10.50	$ -	$ 11.35	$ -	$ 13.35	$ 12.14 [1]	$ 23.35
Gross Proceeds (000s)	$ 171,465	$ -	$ 110,946	$ -	$ 84,439	$ 195,385	$ 155,073

At-the-Market Offering Activity

	2016	2017	2018	2019	2020	2021[2] Q1	2021[2] Q2	2021[2] Q3	2021[2] Total
Number of Shares (000s)	924	10,574	10,265	2,459	-	702	288	-	990
Average Price per Share	$ 15.31	$ 16.43	$ 17.76	$ 19.48	$ -	$ 23.62	$ 24.05	$ -	$ 23.74
Gross Proceeds (000s)	$ 14,147	$ 173,760	$ 182,321	$ 47,893	$ -	$ 16,579	$ 6,926	$ -	$ 23,505

Notes:
[1] Represents average offering price per share for follow-on equity offerings.
[2] In connection with the entry into the equity distribution agreement and the commencement of the new $500.0 million ATM Program in March 2020 (the "ATM Program") our "at-the-market" equity offering program pursuant to our prior equity distribution agreement, dated as of March 4, 2019, was terminated. As of September 30, 2021, CareTrust REIT had $476.5 million available for future issuances under the ATM Program.

Other Financial Highlights


Dividend History
$0.225 $0.225 $0.225 $0.225
$0.250 $0.250$0.250 $0.250
$0.265 $0.265 $0.265
3/31/2019
6/30/2019
9/30/2019
12/31/2019
3/31/2020
6/30/2020
9/30/2020
12/31/2020
3/31/2021
6/30/2021
9/30/2021


Normalized FFO Payout Ratio [1][2]
70.3%
64.3% 64.3%
66.2%
73.5% 73.5% 73.5%
69.4%
73.6%
71.6%
69.7%
3/31/2019
6/30/2019
9/30/2019
12/31/2019
3/31/2020
6/30/2020
9/30/2020
12/31/2020
3/31/2021
6/30/2021
9/30/2021


Normalized FFO per Share [2]
$0.32
$0.35 $0.35
$0.34 $0.34 $0.34 $0.34
$0.36 $0.36
$0.37
$0.38
3/31/2019
6/30/2019
9/30/2019
12/31/2019
3/31/2020
6/30/2020
9/30/2020
12/31/2020
3/31/2021
6/30/2021
9/30/2021


Normalized FFO [2]
$27,937
$33,590
$32,308
$32,477
$34,081
$36,709
3/31/2019
9/30/2019
3/31/2020
9/30/2020
3/31/2021
9/30/2021

Notes:
[1] Normalized FFO Payout Ratio represents dividends declared divided by Normalized FFO, in each case for the applicable quarter.
[2] See "Financials & Filings - Quarterly Results" on the Investors section of our website at http://investor.caretrustreit.com for a reconciliation of Normalized FFO and Normalized FFO per Share to the most directly comparable GAAP measure for the periods presented.
See Glossary for additional information.

Glossary

Assisted Living Facilities ("ALFs")
Licensed healthcare facilities that provide personal care services, support and housing for those who need help with daily living activities, such as bathing, eating and dressing, yet require limited medical care. The programs and services may include transportation, social activities, exercise and fitness programs, beauty or barber shop access, hobby and craft activities, community excursions, meals in a dining room setting and other activities sought by residents. These facilities are often in apartment-like buildings with private residences ranging from single rooms to large apartments. Certain ALFs may offer higher levels of personal assistance for residents requiring memory care as a result of Alzheimer's disease or other forms of dementia. Levels of personal assistance are based in part on local regulations.

EBITDA
Net income before interest expense, income tax, depreciation and amortization and amortization of stock-based compensation.[1]

EBITDAR
Net income before interest expense, income tax, depreciation, amortization and cash rent, after applying a standardized management fee (5% of facility operating revenues).

EBITDAR Coverage
Aggregate EBITDAR produced by all facilities under a master lease (or other grouping) for the trailing twelve-month period ended June 30, 2021 divided by the base rent payable to CareTrust REIT under such master lease (or other grouping) for the same period; provided that if the master lease has been amended to change the base rent during or since such period, then the aggregate EBITDAR for such period is divided by the annualized monthly base rent currently in effect. EBITDAR reflects the application of a standard 5% management fee. In addition, we may exclude from coverage disclosures those facilities which are (i) classified as Held for Sale, (ii) temporarily on Special Focus Facility (SFF) status, (iii) undergoing significant renovations that necessarily result in a material reduction in occupancy, or (iv) have been acquired for or recently transferred to new operators for turnaround and are pre-stabilized.

EBITDARM
Earnings before interest expense, income tax, depreciation, amortization, cash rent, and a standardized management fee (5% of facility operating revenues).

EBITDARM Coverage
Aggregate EBITDARM produced by all facilities under a master lease (or other grouping) for the trailing twelve-month period ended June 30, 2021 divided by the base rent payable to CareTrust REIT under such master lease (or other grouping) for the same period; provided that if the master lease has been amended to change the base rent during or since such period, then the aggregate EBITDARM for such period is divided by the annualized monthly base rent currently in effect. In addition, we may exclude from coverage disclosures those facilities which are (i) classified as Held for Sale, (ii) temporarily on Special Focus Facility (SFF) status, (iii) undergoing significant renovations that necessarily result in a material reduction in occupancy, or (iv) have been acquired for or recently transferred to new operators for turnaround and are pre-stabilized.

Enterprise Value
Share price multiplied by the number of outstanding shares plus total outstanding debt minus cash, each as of a specified date.

Funds Available for Distribution ("FAD")
FFO, excluding straight-line rental income adjustments, amortization of deferred financing fees and stock-based compensation expense.[2]

Funds from Operations ("FFO")
Net income, excluding gains and losses from dispositions of real estate or other real estate, before real estate depreciation and amortization and real estate impairment charges. CareTrust REIT calculates and reports FFO in accordance with the definition and interpretive guidelines issued by the National Association of Real Estate Investment Trusts.[2]

HHS Relief Funds
Provider relief funds distributed by the Department of Health and Human Services as part of the CARES act to support healthcare providers' battle against the COVID-19 outbreak. Healthcare providers received four payments over three phases of general distributions. Does not include funds as part of Medicaid's Federal Medical Assistance Percentage ("FMAP"), Medicare's Sequestration "Holiday" or Paycheck Protection Program loans ("PPP").

Independent Living Facilities ("ILFs")
Also known as retirement communities or senior apartments, ILFs are not healthcare facilities. ILFs typically consist of entirely self-contained apartments, complete with their own kitchens, baths and individual living spaces, as well as parking for tenant vehicles. They are most often rented unfurnished, and generally can be personalized by the tenants, typically an individual or a couple over the age of 55. These facilities offer various services and amenities such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, and on-site security.

Glossary

Multi-Service Campus
Facilities that include a combination of Skilled Nursing beds and Seniors Housing units, including Continuing Care Retirement Communities.

Normalized EBITDA
EBITDA, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, such as certain acquisition costs, real estate impairment charges, provision for loans, provision for doubtful accounts and lease restructuring, recovery of previously reversed rent, lease termination revenue, property operating expenses, loss on extinguishment of debt and gains or losses from dispositions of real estate or other real estate.[1]

Normalized FAD
FAD, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, such as certain provision for loans, provision for doubtful accounts and lease restructuring, effect of the senior unsecured notes payable redemption, recovery of previously reversed rent, lease termination revenue, loss on extinguishment of debt and property operating expenses.[2]

Normalized FFO
FFO, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, and certain provision for loans, provision for doubtful accounts and lease restructuring, effect of the senior unsecured notes payable redemption, recovery of previously reversed rent, lease termination revenue, loss on extinguishment of debt and property operating expenses.[2]

Seniors Housing
Includes ALFs, ILFs, dedicated memory care facilities and similar facilities.

Skilled Nursing or Skilled Nursing Facilities ("SNFs")
Licensed healthcare facilities that provide restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at an acute care hospital or long-term acute care hospital. Treatment programs include physical, occupational, speech, respiratory, ventilator, and wound therapy.

Notes:
[1] EBITDA and Normalized EBITDA do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company's liquidity or operating performance. EBITDA and Normalized EBITDA do not purport to be indicative of cash available to fund future cash requirements, including the Company's ability to fund capital expenditures or make payments on its indebtedness. Further, the Company's computation of EBITDA and Normalized EBITDA may not be comparable to EBITDA and Normalized EBITDA reported by other REITs.

[2] CareTrust REIT believes FAD, FFO, Normalized FAD, and Normalized FFO (and their related per-share amounts) are important non-GAAP supplemental measures of its operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time, even though real estate values have historically risen or fallen with market and other conditions. Moreover, by excluding items not indicative of ongoing results, Normalized FAD and Normalized FFO can facilitate meaningful comparisons of operating performance between periods and between other companies.

However, FAD, FFO, Normalized FAD, and Normalized FFO (and their per-share amounts) do not represent cash flows from operations or net income attributable to shareholders as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company's liquidity or operating performance.

CARETRUST

REIT